Corporate Capital Trust 8-K

Exhibit 99.1

FS/KKR ANNOUNCES SHAREHOLDER APPROVAL OF MERGER OF FS INVESTMENT
CORPORATION AND CORPORATE CAPITAL TRUST

FS Investment Corporation to Be Renamed FS KKR Capital Corp. and Trade under Ticker Symbol FSK on NYSE

PHILADELPHIA, PA and NEW YORK, NY – December 3, 2018 – FS/KKR Advisor, LLC (FS/KKR), a partnership between FS Investments and KKR Credit Advisors (US) LLC, today announced that the shareholders of each of FS Investment Corporation (NYSE: FSIC) and Corporate Capital Trust, Inc. (NYSE: CCT) have voted to approve the proposals related to the merger of FSIC and CCT at FSIC’s and CCT’s respective annual meetings of shareholders held on December 3, 2018.

Subject to the satisfaction of certain other closing conditions, FS/KKR currently expects the merger to close on or around December 19, 2018. Upon closing of the merger, FS Investment Corporation will be renamed FS KKR Capital Corp. On the day following the closing of the merger, FS KKR Capital Corp. will begin trading on the New York Stock Exchange under the ticker symbol “FSK.”

In addition, on November 29, 2018, CCT’s board of directors declared a conditional special cash distribution that, subject to the closing of the merger, will be payable on or about December 27, 2018. The amount of the special cash distribution, which will be announced following the closing of the merger, will equal $0.40 per share plus any remaining estimated undistributed net investment income and net realized gains of CCT prior to the closing of the merger after giving effect to the $0.40 per share amount. Notwithstanding the record date, CCT shareholders must remain holders until the closing of the merger to retain rights to the payment of the special cash distribution.

The record date of the special cash distribution will be the close of business on December 18, 2018 but because CCT’s special cash distribution is conditioned on the closing of the merger, shares of CCT’s common stock will trade with a “due bill”. The holder of a share of CCT common stock that receives shares of FSIC in the merger will also receive the special cash distribution for that CCT share. A holder that sells shares of CCT common stock following the record date will not receive the special cash distribution for the CCT shares that are sold.

About FSIC

FS Investment Corporation (NYSE: FSIC) is a publicly traded business development company (BDC) focused on providing customized credit solutions to private middle market U.S. companies. FSIC seeks to invest primarily in the senior secured debt and, to a lesser extent, the subordinated debt of private middle market companies to achieve the best risk-adjusted returns for its investors. FSIC is advised by FS/KKR Advisor, LLC. For more information, please visit www.fsinvestmentcorp.com.

About CCT

Corporate Capital Trust is a BDC that provides investors an opportunity to access middle market direct lending investments. CCT is externally managed by FS/KKR Advisor, LLC, and its investment objective is to provide shareholders with current income and, to a lesser extent, long-term capital appreciation. For additional information, please visit www.corporatecapitaltrust.com.

About FS/KKR Advisor, LLC

FS/KKR Advisor, LLC is a partnership between FS Investments and KKR Credit that serves as the investment adviser to six BDCs with approximately $17 billion in assets under management as of September 30, 2018. The BDCs managed by FS/KKR include FSIC, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, CCT and Corporate Capital Trust II.

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth, and focuses on setting industry standards for investor protection, education and transparency.

FS Investments is headquartered in Philadelphia, PA with offices in New York, NY, Orlando, FL and Washington, DC. Visit fsinvestments.com to learn more.

KKR Credit is a subsidiary of KKR & Co. Inc., a leading global investment firm that manages multiple alternative asset classes, including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR portfolio companies. KKR invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business. References to KKR’s investments may include the activities of its sponsored funds. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

Contact Information:

Institutional Investors (FSIC)

Marc Yaklofsky

marc.yaklofsky@fsinvestments.com

215-309-6763

Financial Advisors and Retail Investors (FSIC / CCT)

877-628-8575

Institutional Investors (CCT)

Danny McMahon

CCT-IR@kkr.com

Media (FS Investments / FSIC)

Marc Yaklofsky

media@fsinvestments.com

215-495-1174

Media (KKR / CCT)

Kristi Huller or Cara Kleiman Major

media@kkr.com

212-750-8300

Forward-Looking Statements and Important Disclosure Notice

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of FSIC and CCT (together, the “Funds”). Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in a Fund’s operating area, failure to consummate the business combination transaction involving the Funds, the price at which shares of FSIC’s and CCT’s common stock trade on the New York Stock Exchange, uncertainties as to the timing of the consummation of the business combination transaction involving the Funds, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds, and failure to realize the anticipated benefits of the business combination transaction involving the Funds. Some of these factors are enumerated in the filings the Funds made with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

The due bill obligations referenced above are settled customarily between the brokers representing the buyers and sellers of CCT common stock. Neither CCT nor FSIC has any obligations for either the amount of the due bill or the processing of the due bill. Buyers and sellers of CCT common stock should consult their broker before trading in CCT common stock to be sure they understand the effect of the due-bill procedures.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to a proposed business combination involving the Funds. In connection with the proposed business combination, the Funds have filed relevant materials with the SEC, including a registration statement on Form N-14, which includes a prospectus of FSIC (the “Prospectus”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. SHAREHOLDERS OF THE FUNDS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT FSIC, CCT AND THE BUSINESS COMBINATION TRANSACTION INVOLVING THE FUNDS. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, from FSIC’s website at www.fsinvestmentcorp.com and CCT’s website at www.corporatecapitaltrust.com.

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